SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Co-Registrants ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Revised Materials ☐ Soliciting Material Pursuant to Section 140.14a-12

INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN SENIOR INCOME TRUST
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO VAN KAMPEN BOND FUND
INVESCO VAN KAMPEN HIGH INCOME TRUST II

(Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

INVESCO LTD.	MAY 2011

 Important Notice To Invesco Van Kampen
 Closed-End Fund Shareholders

Questions & Answers

Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why is a shareholder meeting being held?

A. Each Invesco Van Kampen closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q. What proposal will be voted on?

A. You are being asked to elect nominees for the Board of Trustees.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.

Q. How does the Board of Trustees recommend that I vote?

A. The Board recommends that you vote “FOR ALL” of the nominees on the enclosed proxy card.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Why does the Joint Proxy Statement list several closed-end funds?

A. The funds have a similar proposal and it is cost effective to have a joint proxy statement and one meeting.

Q. Where do I call for more information?

A. Please contact us at Invesco Investment Services, Inc.’s 24-hour Automated Investor Line at 1-800-341-2929 Option 1 or on the Internet at www.invesco.com/us.

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Trustees — mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for any one or more individual nominee(s), check “FOR ALL EXCEPT” and write the nominee’s name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
INVESCO VAN KAMPEN XXXXX
JOINT ANNUAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

				FOR
		FOR		ALL
		ALL	WITHHOLD	EXCEPT
1x.	Authority to vote for the election as Class X Trustees the nominees named below:	☐	☐	☐	2.	To transact such other business as may properly come before the Meeting.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

	To withhold authority to vote for any one or more individual nominee check “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy, Date

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

INVESCO VAN KAMPEN CLOSED-END FUNDS

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309
NOTICE OF JOINT ANNUAL MEETING OF
SHAREHOLDERS
To Be Held June 17, 2011
Notice is hereby given to the holders of common shares of beneficial interest (“Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the Invesco Van Kampen Closed-End Funds listed on Annex A (the “Funds”) to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, on June 17, 2011 at 3:00 p.m., for the following purposes:

1.	To elect trustees in the following manner:

(a)	With respect to VKI, VCV, VPV and VMV, to elect four Class III Trustees, three by the holders of Common Shares of each such Fund and one by the holders of the Preferred Shares of each such Fund. The elected Class III Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
(b)	With respect to VTA, VLT, VBF, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO and VVR, to elect four Class I Trustees, each by the holders of Common Shares of each such Fund. The elected Class I Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.
(c)	With respect to VKL, to elect three Class II Trustees, two by the holders of the Common Shares of such Fund and one by the holders of the preferred shares of such Fund. The elected Class II Trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please see Annex A for a listing of each Fund’s ticker symbols referenced above. Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund at the close of business on May 5, 2011 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Trustees

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer
May 16, 2011

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective

Fund by calling 1-800-341-2929 Option 2 or by writing to the respective Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Shareholders of the Funds are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card with respect to each Fund in which you were a shareholder as of the record date, date and sign such proxy card(s), and return it (them) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy cards(s) or record your voting instructions by telephone or via the internet promptly.

The Board of Trustees of each Fund recommends that you cast your vote:

•	FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

Your vote is important.
Please return your proxy card(s)
or record your voting instructions by
telephone or via the internet promptly
no matter how many shares you own.

JOINT PROXY STATEMENT

INVESCO VAN KAMPEN CLOSED-END FUNDS

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

JOINT ANNUAL MEETING OF SHAREHOLDERS

June 17, 2011

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board”) of each of the Invesco Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the “Funds”) of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, on June 17, 2011, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 16, 2011.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”), of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the “Shares.” The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

The Board has fixed the close of business on May 5, 2011 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred

Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

The following table summarizes the proposals to be presented at the Meeting and the shareholders entitled to vote with respect to the proposals.

Proposal/Funds		Voting Shareholders

1.	Election of Trustees:
(a)	With respect to VKI, VCV, VPV and VMV, to elect
	— three Class III Trustees, each by holders of Common Shares of each such Fund	Common
	— one Class III Trustee by holders of Preferred Shares of each such Fund	Preferred
(b)	With respect to VTA, VLT, VBF, VGM, VTJ, VIM, VTN, VOQ VKQ, VMO and VVR, to elect
	— four Class I Trustees, each by holders of Common Shares of each such Fund	Common
(c)	With respect to VKL, to elect
	— two Class II Trustees, each by holders of Common Shares of such Fund	Common
	— one Class II Trustee by holders of Preferred Shares of such Fund	Preferred

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 Option 2 or by writing to the respective Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Voting

Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

With respect to Proposal 1(a) through (c), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast “FOR” up to the total number of persons to be elected as Trustees at the Meeting shall be elected.

The Board of Trustees of each Fund recommends that you cast your vote FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund’s implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) are not treated as votes “FOR” a proposal. With respect to Proposal 1(a) through (c), abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. On April 16, 2010, shareholders of each of the Funds approved a new investment advisory agreement with the Adviser, which became effective on June 1, 2010, the closing date (the “Closing Date”) of the transaction between Morgan Stanley and Invesco Ltd., whereby Morgan Stanley sold substantially all of its retail asset management business, including Van Kampen Investments Inc. to Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;
Invesco Asset Management Ltd.;
Invesco Asset Management (Japan) Limited;
Invesco Australia Limited;
Invesco Hong Kong Limited;
Invesco Senior Secured Management, Inc.; and
Invesco Trimark Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Sub-Advisers are indirect wholly owned subsidiaries of Invesco Ltd.

VTA’s investment subadviser is Avenue Europe International Management, L.P. (the “VTA Subadviser”), a part of Avenue Capital Group, which is comprised of three registered investment advisers, including the VTA Subadviser. On April 16, 2010, shareholders of VTA approved a new investment subadvisory agreement with Avenue Europe International, L.P., which became effective on the Closing Date. The Adviser allocates a portion of VTA’s assets to be invested by the VTA Subadviser based upon market conditions and the attractiveness of available investment opportunities in European investments. The VTA Subadviser, located at 535 Madison Avenue, New York, New York 10022, has experience managing investment portfolios and private investment funds not registered under the Investment Company Act of 1940 (the “1940 Act”).

Other Service Providers

Each Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. VVR has also entered into an additional administration agreement with the Adviser. Each Fund, except VVR and VKL, has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

PROPOSAL 1: ELECTION OF TRUSTEES

Trustees are to be elected by the shareholders at the Meeting in the following manner:

(a) With respect to VKI, VCV, VPV and VMV, four Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to three Class III Trustees (R. Craig Kennedy, Jack E. Nelson and Colin D. Meadows) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee (Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares or a plurality of the Preferred Shares, as applicable, of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(b) With respect to VTA, VLT, VBF, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO and VVR, four Class I Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s annual meeting of shareholders in 2014 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Howard J Kerr, Jerry Choate and Suzanne Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(c) With respect to VKL, three Class II Trustees are to be elected at the Meeting, to serve until the later of such Fund’s annual meeting of shareholders in 2014 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Wayne W. Whalen and Rod Dammeyer) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Linda Hutton Heagy) designated to be elected by such class of shares. Previously, Linda Hutton Heagy had been designated to be elected by holders of Common Shares and Rod Dammeyer had been designated to be elected by holders of Preferred Shares. The Board of VKL has designated Linda Hutton Heagy to stand for election by holders of Preferred Shares at the Meeting and Rod Dammeyer to stand for election by holders of Common Shares at the Meeting. An affirmative vote of a plurality of the Common Shares or a plurality of the Preferred Shares, as applicable, of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust and each Fund’s Bylaws.

INFORMATION REGARDING TRUSTEES

The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

Independent Trustees:

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

David C. Arch[1] (65) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Jerry D. Choate[1] (72) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer[2,4] (70) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1243	Trustee	†	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and prior to 2002, Director of Arris Group, Inc.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Linda Hutton Heagy[2,4] (62) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations,	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Vice President of Northern Trust Company and an Associate at Price Waterhouse.

R. Craig Kennedy[3] (59) 1744 R Street, N.W. Washington, D.C. 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Howard J Kerr[1] (75) 14 Huron Trace Galena, IL 61036	Trustee	†	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.

Jack E. Nelson[3] (75) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Hugo F. Sonnenschein[3,4] (70) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Suzanne H. Woolsey, Ph.D.[1] (69) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.
Interested Trustees:

Colin D. Meadows*[3] (40) 1555 Peachtree Street, N.E. Atlanta, GA 30309	Trustee; President and Principal Executive Officer	†	Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Chief Administrative Officer of Invesco Advisers, Inc. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
of Trustee	Funds	Served	During the Past Five Years	by Trustee	During the Past Five Years

Wayne W. Whalen**[2] (71) 155 North Wacker Drive Chicago, IL 60606	Trustee	†	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	227	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

 1  Designated as a Class I trustee.

 2  Designated as a Class II trustee.

 3  Designated as a Class III trustee.

[4]	With respect to Funds with Preferred Shares outstanding, Mr. Sonnenschein and Ms. Heagy are elected by the holders of Preferred Shares. With respect to VKL, Mr. Dammeyer was previously elected by holders of Preferred Shares; however, the Board of VKL has designated Linda Hutton Heagy to stand for election by holders of Preferred Shares at the Meeting and Rod Dammeyer to stand for election by holders of Common Shares at the Meeting.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a) (19) of the 1940 Act) of the funds in the Fund Complex because he is an officer of the Adviser. The Board of Trustees of the Funds appointed Mr. Meadows as Trustee of the Funds effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a) (19) of the 1940 Act) of certain funds in the fund complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

Board Qualifications, Diversity and Leadership Structure

The management of the Invesco Van Kampen Funds seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective, and a legacy of experience. Consistent with these goals, the Board overseeing the Invesco Van Kampen Funds seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Invesco Van Kampen Funds and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance.

The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee is qualified to serve as a Trustee of the Invesco Van Kampen Funds.

David C. Arch.  Mr. Arch has been a member of the Board since 1989. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a

Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Jerry D. Choate.  Mr. Choate has been a member of the Board since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Rod Dammeyer.  Mr. Dammeyer has been a member of the Board since 1989. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies and as a director of several public companies, his accounting experience, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.

Linda Hutton Heagy.  Ms. Heagy has been a member of the Board since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of the Funds and her experience serving as a director of other investment companies benefits the Funds.

R. Craig Kennedy.  Mr. Kennedy has been a member of the Board since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.

Howard J Kerr.  Mr. Kerr has been a member of the Board since 1992. The Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.

Jack E. Nelson.  Mr. Nelson has been a member of the Board since 2003. The Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.

Hugo F. Sonnenschein.  Mr. Sonnenschein has been a member of the Board since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Suzanne H. Woolsey.  Ms. Woolsey has been a member of the Board since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the Funds and her experience as a director of other investment companies benefits the Funds.

Colin D. Meadows.  Mr. Meadows has been a member of the Board since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Funds.

Wayne W. Whalen.  Mr. Whalen has been a member of the Board since 1989. The Board believes that Mr. Whalen’s legal experience, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

For more information about the backgrounds, experience, and skills of each Trustee, see the individual biographies above.

The Board’s leadership structure consists of a Chairman of the Board and three standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described above in the Trustee biographies. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Invesco Van Kampen Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ audit committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

As noted above, the management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for each fund is attractive long-term performance consistent with the objectives and investment policies and risks for such fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Funds are each fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., a fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

Remuneration of Trustees

The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to such funds.

Each Trustee has served as a member of each Fund’s Board of Trustees since the year of such Trustee’s appointment or election as set forth on Annex C to this Proxy Statement.

Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund’s most recently completed fiscal year or the most recently completed calendar year ended December 31, 2010.

Compensation Table

		Invesco Van Kampen Funds
			Aggregate
			Estimated
		Aggregate	Maximum
		Pension or	Annual	Total
		Retirement	Benefits from	Compensation
		Benefits	the Fund	from
	Aggregate	Accrued as	Complex	Invesco
	Compensation	Part of	Upon	Van Kampen
Name	from Each Fund(1)	Expenses(2)(3)	Retirement(2)(3)	Funds(4)

Independent Trustees
David C. Arch	(1)	None	None	$161,332
Jerry D. Choate	(1)	None	None	161,332
Rod Dammeyer	(1)	None	None	161,332
Linda Hutton Heagy	(1)	None	None	161,332
R. Craig Kennedy	(1)	None	None	161,332
Howard J Kerr	(1)	None	None	161,332
Jack E. Nelson	(1)	None	None	143,999
Hugo F. Sonnenschein	(1)	None	None	143,999
Suzanne H. Woolsey	(1)	None	None	143,999
Interested Trustees
Colin D. Meadows	(1)	None	None	0
Wayne W. Whalen	(1)	None	None	161,332

(1)	The amount of aggregate compensation payable by each Fund is shown in Annex D.

(2)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

(3)	Prior to June 1, 2010, the Board of the Funds and the Boards of many of other funds formerly advised by Van Kampen Asset Management had the same members in common across all such Boards, and the Boards had common director/trustee compensation and benefit arrangements, including deferred compensation plans and retirement plans, across all of the Boards and their respective underlying funds. The Boards of most of the other funds formerly advised by Van Kampen Asset Management changed and in connection with these changes, among other things, the Funds terminated their deferred compensation plan and retirement plan and paid out the amounts deferred and/or accrued on the Funds’ books through the date of such termination and additional amounts not accrued to date in the amount of the net present value of the benefits the Board members would have received had they served until their normal retirement date on all such funds plus an amount equal to taxes on such payment. Such additional amounts payable to any Board members were not borne by the Funds’ shareholders.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010. Because the

funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Board Committees and Meetings

Each Fund’s Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards.

Each Board’s audit committee consists of Messrs. Choate and Kennedy and Madame Heagy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee charter for each of the Funds is available at www.invesco.com/us. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent registered public accountants their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund’s audited financial statements be included in each Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (“SEC”). Each member of the Fund’s audit committee is deemed an audit committee financial expert.

Each Board’s brokerage and services committee consists of Madame Woolsey and Messrs. Dammeyer and Sonnenschein. The brokerage and services committee reviews each Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

Each Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

Information regarding the numbers of meetings of the Board, audit committee, brokerage and services committee and governance committee of each Fund during each such Fund’s prior fiscal year is shown in Annex I. During such fiscal years, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

Shareholder Communications

Shareholders may send communications to each Fund’s Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund’s office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholder Approval

With respect to Proposal 1(a) through (c), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. The Board of Trustees recommends a vote “FOR ALL” of the nominees.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Trust	During the Past Five Years

John M. Zerr - 1962 Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Trust	During the Past Five Years

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris - 1964 Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley - 1960 Vice President	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Trust	During the Past Five Years

Lance A. Rejsek - 1967 Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust. Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane - 1958 Chief Compliance Officer	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Shareholder Information

As of May 5, 2011, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund’s outstanding Shares except as set forth on Annex H. As of May 5, 2011, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex E. Except as indicated on Annex E, as of May 5, 2011, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex E. As of May 5, 2011, no Trustees or executive officers owned any Preferred Shares of the Funds. As of May 5, 2011, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex F.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows: (i) two transactions by R. Craig Kennedy, a Trustee of the Funds, in common shares of Dynamic Credit Opportunities Fund and (ii) one transaction by R. Craig Kennedy, a Trustee of the Funds, in common shares of Senior Income Trust were inadvertantly not filed in a timely manner.

Independent Registered Public Accounting Firm

The Board of Trustees of each Fund, including a majority of the Trustees who are not “interested persons” of any Fund (as defined by the 1940 Act), appointed, effective June 1, 2010, PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of each Fund. Each Fund’s independent registered public accounting firm prior to May 31, 2010 was Deloitte & Touche LLP (“D&T” or the “Prior Auditor”). The audit committee of each Fund recommended and approved the decision to change each Fund’s independent registered public accounting firm and such decision was approved by each Fund’s Board, including a majority of the Trustees who are not “interested persons” of any Fund (as defined by the 1940 Act) in connection with the change in control of the Fund’s investment adviser, and Invesco Advisers becoming investment adviser to each Fund (“Change in Control”). The Change in Control resulted in the Prior Auditor being prohibited from being engaged by the Funds as independent registered public accountants for the Funds’ fiscal years ended after May 31, 2010 because of certain business relationships between the accountants and certain affiliates of the Funds’ new investment adviser, Invesco Advisers, or its affiliated companies that are not permitted under the auditor independence requirements in Rule 2-01 of Regulation S-X. The Funds’ Board of Trustees believes that there are operational efficiencies in having one auditor for all Invesco Funds.

Concurrent with the effective date of the Change in Control, the Prior Auditor resigned as the independent registered public accounting firm of each Fund.

The Prior Auditor’s report on the financial statements of each Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to that matter in connection with its report for any Fund.

Audit and Other Fees

Each Fund and certain “covered entities” were billed the amounts listed on Annex G by PWC and D&T during such Fund’s stub fiscal year ended February 28, 2011 and the two prior fiscal years.

The audit committee of each Board has considered whether the provision of non-audit services performed by PWC to the Funds and “covered entities” is compatible with maintaining PWC’s independence in performing audit services. The audit committee also is required to pre-approve services to “covered entities” to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

It is not expected that representatives of PWC will attend the Meeting. In the event representatives of PWC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies will be borne by the Funds. These expenses will be allocated among each of the Funds in a fair and equitable manner. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds may also retain The Altman Group, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by The Altman Group is approximately $4,000 per Fund.

Shareholder Proposals

To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2012 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal executive offices by January 17, 2012. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 1, 2012. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: President.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on June 17, 2011.

This Joint Proxy Statement is available on the Internet at:
www.proxy-direct.com/IVK22576

General

Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer
May 16, 2011

ANNEX A

Invesco Van Kampen Closed-End Funds

The following list sets forth the Invesco Van Kampen closed-end investment companies (the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046 on June 17, 2011, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or ticker symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, VTA and VLT, have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Preferred Shares
Legal Name	Abbreviated Name	Ticker Symbol	Outstanding

Invesco Van Kampen Select Sector Municipal Trust	Select Sector Municipal Trust	VKL	Remarketed Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Municipal Trust	Municipal Trust	VKQ	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Ohio Quality Municipal Trust	Ohio Quality Municipal Trust	VOQ	Auction Preferred Shares, liquidation preference $25,000 per share
Invesco Van Kampen Trust for Insured Municipals	Trust for Insured Municipals	VIM	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Trust for Investment Grade Municipals	Trust for Investment Grade Municipals	VGM	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Trust for Investment Grade New York Municipals	Trust for Investment Grade New York Municipals	VTN	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Trust for Investment Grade New Jersey Municipals	Trust for Investment Grade New Jersey Municipals	VTJ	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Municipal Opportunity Trust	Municipal Opportunity Trust	VMO	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Massachusetts Value Municipal Income Trust	Massachusetts Value Municipal Income Trust	VMV	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen California Value Municipal Income Trust	California Value Municipal Income Trust	VCV	Auction Preferred Shares, liquidation preference $25,000 per share

A-1

Preferred Shares
Legal Name	Abbreviated Name	Ticker Symbol	Outstanding

Invesco Van Kampen Pennsylvania Value Municipal Income Trust	Pennsylvania Value Municipal Income Trust	VPV	Auction Preferred Shares, liquidation preference $25,000 per share
Invesco Van Kampen Advantage Municipal Income Trust II	Advantage Municipal Income Trust II	VKI	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Senior Income Trust	Senior Income Trust	VVR	Auction Preferred Shares, liquidation preference $25,000 per share

Invesco Van Kampen Bond Fund	Bond Fund	VBF	None
Invesco Van Kampen Dynamic	Dynamic Credit	VTA	None
Credit Opportunities Fund	Opportunities Fund
Invesco Van Kampen High Income Trust II	High Income Trust II	VLT	None

A-2

ANNEX B

Invesco Van Kampen Closed-End Funds

The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of May 5, 2011, the Record Date.

Fund Name	Common Shares	Preferred Shares

Select Sector Municipal Trust	15,190,715	3,354
Municipal Trust	39,023,857	8,450
Ohio Quality Municipal Trust	5,807,913	1,400
Trust for Insured Municipals	9,686,071	2,340
Trust for Investment Grade Municipals	54,029,864	13,936
Trust for Investment Grade New York Municipals	15,212,202	3,480
Trust for Investment Grade New Jersey Municipals	6,066,039	1,820
Municipal Opportunity Trust	33,799,578	8,840
Massachusetts Value Municipal Income Trust	2,705,584	690
California Value Municipal Income Trust	22,113,634	5,200
Pennsylvania Value Municipal Income Trust	23,797,266	6,160
Advantage Municipal Income Trust II	44,282,969	10,920
Senior Income Trust	179,999,900	8,000
Bond Fund	11,335,939	None
Dynamic Credit Opportunities Fund	74,052,532	None
High Income Trust II	3,770,265	None

B-1

ANNEX C

     The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

	Independent Trustees									Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen

Municipal Trust (VKQ)	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
Ohio Quality Municipal Trust (VOQ)	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
Trust for Insured Municipals (VIM)	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
Trust for Investment Grade Municipals (VGM)	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991
Municipal Opportunity Trust (VMO)	1992	2003	1992	2003	2003	1992	2003	1994	2003	2010	1992
Trust for Investment Grade New Jersey Municipals (VTJ)	1992	2003	1992	2003	2003	1992	2003	1994	2003	2010	1992
Trust for Investment Grade New York Municipals (VTN)	1992	2003	1992	2003	2003	1992	2003	1994	2003	2010	1992
Advantage Municipal Income Trust II (VKI)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
California Value Municipal Income Trust (VCV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
Massachusetts Value Municipal Income Trust (VMV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
Pennsylvania Value Municipal Income Trust (VPV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
Select Sector Municipal Trust (VKL)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993
Senior Income Trust (VVR)	1998	2006	1998	2006	2006	1998	2006	1998	2006	2010	1998
Bond Fund (VBF)	1997	2003	1997	2003	2003	1997	2003	1997	2003	2010	1997
Dynamic Credit Opportunities Fund (VTA)	2007	2007	2007	2007	2007	2007	2007	2007	2007	2010	2007
High Income Trust II (VLT)	1989	2003	1989	2003	2003	1992	2003	1994	2003	2010	1989

C-1

ANNEX D

Aggregate Compensation from each Fund

Stub Fiscal Year ended February 28, 2011

		Independent Trustees									Interested Trustees
Fund	Fiscal Year(1)	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
Advantage Municipal Income Trust II	10/31/10-2/28/11	$2,042	$2,042	$2,042	$2,042	$2,042	$2,042	$2,042	$2,042	$2,042	$0	$2,042
California Value Municipal Income Trust	10/31/10-2/28/11	1,198	1,198	1,198	1,198	1,198	1,198	1,198	1,198	1,198	0	1,198
Massachusetts Value Municipal Income Trust	10/31/10-2/28/11	457	457	457	457	457	457	457	457	457	0	457
Municipal Opportunity Trust	10/31/10-2/28/11	1,783	1,783	1,783	1,783	1,783	1,783	1,783	1,783	1,783	0	1,783
Municipal Trust	10/31/10-2/28/11	1,902	1,902	1,902	1,902	1,902	1,902	1,902	1,902	1,902	0	1,902
Ohio Quality Municipal Trust	10/31/10-2/28/11	608	608	608	608	608	608	608	608	608	0	608
Pennsylvania Value Municipal Income Trust	10/31/10-2/28/11	1,371	1,371	1,371	1,371	1,371	1,371	1,371	1,371	1,371	0	1,371
Select Sector Municipal Trust	10/31/10-2/28/11	912	912	912	912	912	912	912	912	912	0	912
Trust for Insured Municipals	10/31/10-2/28/11	746	746	746	746	746	746	746	746	746	0	746
Trust for Investment Grade Municipals	10/31/10-2/28/11	2,693	2,693	2,693	2,693	2,693	2,693	2,693	2,693	2,693	0	2,693
Trust for Investment Grade New Jersey Municipals	10/31/10-2/28/11	648	648	648	648	648	648	648	648	648	0	648
Trust for Investment Grade New York Municipals	10/31/10-2/28/11	1,011	1,011	1,011	1,011	1,011	1,011	1,011	1,011	1,011	0	1,011
Senior Income Trust	7/31/10-2/28/11	4,830	4,830	4,830	4,830	4,830	4,830	4,830	4,830	4,830	0	4,830
Dynamic Credit Opportunities Fund	7/31/10-2/28/11	4,116	4,116	4,116	4,116	4,116	4,116	4,116	4,116	4,116	0	4,116
Bond Fund	6/30/10-2/28/11	1,299	1,299	1,299	1,299	1,299	1,299	1,299	1,299	1,299	0	1,299
High Income Trust II	12/31/10-2/28/11	130	130	130	130	130	130	130	130	130	0	130

(1)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

D-1

Fiscal Year ended 2010

		Independent Trustees									Interested Trustees
Fund	Fiscal Year-End(1)	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
Advantage Municipal Income Trust II	10/31	$3,815	$4,024	$4,024	$4,024	$4,024	$4,024	$3,815	$3,815	$3,815	$0	$4,024
California Value Municipal Income Trust	10/31	2,211	2,331	2,331	2,331	2,331	2,331	2,211	2,211	2,211	0	2,331
Massachusetts Value Municipal Income Trust	10/31	807	849	849	849	849	849	807	807	807	0	849
Municipal Opportunity Trust	10/31	3,317	3,499	3,499	3,499	3,499	3,499	3,317	3,317	3,317	0	3,499
Municipal Trust	10/31	3,529	3,721	3,721	3,721	3,721	3,721	3,529	3,529	3,529	0	3,721
Ohio Quality Municipal Trust	10/31	1,092	1,149	1,149	1,149	1,149	1,149	1,092	1,092	1,092	0	1,149
Pennsylvania Value Municipal Income Trust	10/31	2,526	2,662	2,662	2,662	2,662	2,662	2,526	2,526	2,526	0	2,662
Select Sector Municipal Trust	10/31	1,665	1,755	1,755	1,755	1,755	1,755	1,665	1,665	1,665	0	1,755
Trust for Insured Municipals	10/31	1,355	1,427	1,427	1,427	1,427	1,427	1,355	1,355	1,355	0	1,427
Trust for Investment Grade Municipals	10/31	5,034	5,311	5,311	5,311	5,311	5,311	5,034	5,034	5,034	0	5,311
Trust for Investment Grade New Jersey Municipals	10/31	1,165	1,226	1,226	1,226	1,226	1,226	1,165	1,165	1,165	0	1,226
Trust for Investment Grade New York Municipals	10/31	1,851	1,952	1,952	1,952	1,952	1,952	1,851	1,851	1,851	0	1,952
Senior Income Trust	7/31	3,673	3,945	3,945	3,945	3,945	3,945	3,673	3,673	3,673	0	3,945
Dynamic Credit Opportunities Fund	7/31	3,242	3,482	3,482	3,482	3,482	3,482	3,242	3,242	3,242	0	3,482
Bond Fund	6/30	687	746	746	746	746	746	687	687	687	0	746
High Income Trust II	12/31	776	819	819	819	819	819	776	776	776	0	819

(1)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

D-2

ANNEX E

TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

     The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of May 5, 2011, and the percentage of such Trustee’s Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding. Trustees who do not own shares of any Funds are not included in this table.

	Independent Trustees
Fund	Choate	Dammeyer	Kennedy

Advantage Municipal Income Trust II(1)	2,700	672,441	0
California Value Municipal Income Trust	2,700	83,682	0
Municipal Opportunity Trust	2,300	60,014	0
Municipal Trust	2,400	150,084	0
Select Sector Municipal Trust	2,700	44,158	0
Senior Income Trust	0	24,066	2,500
Trust for Insured Municipals(2)	2,500	210,047	0
Trust for Investment Grade Municipals	2,300	225,391	0
Bond Fund	0	0	0
Dynamic Credit Opportunities Fund	0	0	2,000
High Income Trust II	1,800	0	20

(1)	The Trustees as a group own 1.52% of the total Common Shares outstanding of Advantage Municipal Income Trust II.

(2)	The Trustees as a group own 2.19% of the total Common Shares outstanding of Trust for Insured Municipals.

E-1

ANNEX F

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of May 5, 2011.

	Independent Trustees										Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
Advantage Municipal Income Trust II	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
California Value Municipal Trust	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Municipal Opportunity Trust	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Municipal Trust	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Select Sector Municipal Trust	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Senior Income Trust	None	None	Over $100,000	None	$10,001-$50,000	None	None	None	None	None	None
Trust for Insured Municipals	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Trust for Investment Grade Municipals	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Bond Fund	None	None	None	None	None	None	None	None	None	None	None
Dynamic Credit Opportunities Fund	None	None	None	None	$10,001-$50,000	None	None	None	None	None	None
High Income Trust II	None	None	None	None	$1-$10,000	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Invesco Fund Complex	$50,001- $100,000	$1-$10,000	Over $100,000	$50,001- $100,000	Over $100,000	$1-$10,000	Over $100,000	Over $100,000	Over $100,000	$1-$10,000	Over $100,000

F-1

ANNEX G

Audit and Other Fees

Stub Fiscal Year ended February 28, 2011

			Non-Audit Fees
Fund	Fiscal Year(*)	Audit Fees	Audit-Related	Tax	All Other	Total Non-Audit	Total

Advantage Municipal Income Trust II	10/31/10-2/28/11	$19,250	$4,000	$2,300	$1,667	$7,967	$27,217
California Value Municipal Income Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Massachusetts Value Municipal Income Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Municipal Opportunity Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Municipal Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Ohio Quality Municipal Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Pennsylvania Value Municipal Income Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Select Sector Municipal Trust	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Trust for Insured Municipals	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Trust for Investment Grade Municipals	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Trust for Investment Grade New Jersey Municipals	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Trust for Investment Grade New York Municipals	10/31/10-2/28/11	19,250	4,000	2,300	1,667	7,967	27,217
Senior Income Trust	7/31/10-2/28/11	46,950	6,500	2,800	1,667	10,967	57,917
Bond Fund	6/30/10-2/28/11	26,250	0	2,800	1,667	4,467	30,717
Dynamic Credit Opportunities Fund	7/31/10-2/28/11	46,950	0	2,800	1,667	4,467	51,417
High Income Trust II	12/31/10-2/28/11	12,250	0	2,800	0	2,800	15,050
Covered Entities(1)		N/A	0	0	0	0	0
N/A - Not applicable.

(1)	Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(*)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

Fiscal Year ended 2010

			Non-Audit Fees
Fund	Fiscal Year End(*)	Audit Fees	Audit-Related	Tax	All Other	Total Non-Audit	Total

Advantage Municipal Income Trust II	10/31	$35,000	$0	$4,300	$0	$4,300	$39,300
California Value Municipal Income Trust	10/31	35,000	0	4,300	0	4,300	39,300
Massachusetts Value Municipal Income Trust	10/31	35,000	0	4,300	0	4,300	39,300
Municipal Opportunity Trust	10/31	35,000	0	4,300	0	4,300	39,300
Municipal Trust	10/31	35,000	0	4,300	0	4,300	39,300
Ohio Quality Municipal Trust	10/31	35,000	0	4,300	0	4,300	39,300
Pennsylvania Value Municipal Income Trust	10/31	35,000	0	4,300	0	4,300	39,300
Select Sector Municipal Trust	10/31	35,000	0	4,300	0	4,300	39,300
Trust for Insured Municipals	10/31	35,000	0	4,300	0	4,300	39,300
Trust for Investment Grade Municipals	10/31	35,000	0	4,300	0	4,300	39,300
Trust for Investment Grade New Jersey Municipals	10/31	35,000	0	4,300	0	4,300	39,300
Trust for Investment Grade New York Municipals	10/31	35,000	0	4,300	0	4,300	39,300
Senior Income Trust	7/31	62,600	0	6,000	0	6,000	68,600
Bond Fund	6/30	35,000	0	6,000	0	6,000	41,000
Dynamic Credit Opportunities Fund	7/31	62,600	0	6,000	0	6,000	68,600
High Income Trust II	12/31	35,000	0	6,000	1,667	7,667	42,667
Covered Entities(1)		N/A	0	0	0	0	0
N/A - Not applicable.

(1)	Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(*)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

Fiscal Year ended 2009

	Fiscal Year End(*)		Non-Audit Fees				Total
Fund		Audit Fees	Audit-Related	Tax	All Other	Total Non-Audit

Advantage Municipal Income Trust II	10/31	$31,435	$415	$2,750	$0	$3,165	$34,600
California Value Municipal Income Trust	10/31	31,435	415	2,750	0	3,165	34,600
Massachusetts Value Municipal Income Trust	10/31	31,435	415	2,750	0	3,165	34,600
Municipal Opportunity Trust	10/31	37,945	415	2,750	0	3,165	41,110
Municipal Trust	10/31	37,945	415	2,750	0	3,165	41,110
Ohio Quality Municipal Trust	10/31	31,435	415	2,750	0	3,165	34,600
Pennsylvania Value Municipal Income Trust	10/31	31,435	415	2,750	0	3,165	34,600
Select Sector Municipal Trust	10/31	31,435	415	2,750	0	3,165	34,600
Trust for Insured Municipals	10/31	37,945	415	2,750	0	3,165	41,110
Trust for Investment Grade Municipals	10/31	37,945	415	2,750	0	3,165	41,110
Trust for Investment Grade New Jersey Municipals	10/31	31,435	415	2,750	0	3,165	34,600
Trust for Investment Grade New York Municipals	10/31	31,435	415	2,750	0	3,165	34,600
Senior Income Trust	7/31	80,625	18,300	3,720	0	22,020	102,645
Bond Fund	6/30	33,260	0	2,750	1,400	4,150	37,410
Dynamic Credit Opportunities Fund	7/31	79,500	0	3,720	0	3,720	83,220
High Income Trust II	12/31	51,745	830	2,750	0	3,580	55,325
Covered Entities(1)		N/A	1,100,000	0	0	1,100,000	1,100,000
N/A - Not applicable.

(1)	Covered Entities include Van Kampen Asset Management Inc., the adviser to the Funds during the last fiscal year of such Funds (the “Former Adviser”) (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Former Adviser that provides ongoing services to the Funds.
(*)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

ANNEX H

To the knowledge of the Funds, the following table shows the holders of 5% or more of a Fund’s common shares as of May 5, 2011.

		Approximate
		Percentage of
		Common Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

Select Sector Municipal Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9.2%
Municipal Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	8.6%
Trust for Investment Grade Municipals	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	8.9%
Trust for Investment Grade New York Municipals	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.8%
Trust for Investment Grade New Jersey Municipals	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	6.7%
Municipal Opportunity Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9.4%
California Value Municipal Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	12.4%
Pennsylvania Value Municipal Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	6.1%
Advantage Municipal Income Trust II	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	11.2%
Senior Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	18.3%

		Approximate
		Percentage of
		Common Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

Bond Fund	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9.7%
Dynamic Credit Opportunities Fund	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	17.9%
High Income Trust II	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	10.3%

To the knowledge of the Funds, the following table shows the holders of 5% or more of a Fund’s Preferred Shares as of May 5, 2011.

		Approximate
		Percentage of
		Preferred Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

Select Sector Municipal Trust	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	47.7%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	16.0%
Municipal Trust	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	21.4%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	8.4%
	Brigade Capital Management, LLC 399 Park Avenue, 16th Floor New York, New York 10022	7.0%
Ohio Quality Municipal Trust	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	35.6%

		Approximate
		Percentage of
		Preferred Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	20.6%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	17.2%
Trust for Insured Municipals	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	17.7%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	10.8%
	Citigroup, Inc. 399 Park Avenue New York, NY 10043	5.7%
Trust for Investment Grade Municipals	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	22.7%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	6.7%
Trust of Investment Grade New York Municipals	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	29.9%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	10.3%
	Citigroup, Inc. 399 Park Avenue New York, NY 10043	9.0%

		Approximate
		Percentage of
		Preferred Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

Trust for Investment Grade New Jersey Municipals	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	26.9%
	Citigroup, Inc. 399 Park Avenue New York, NY 10043	13.4%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	5.7%
Municipal Opportunity Trust	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	25.5%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	13.5%
Massachusetts Value Municipal Income Trust	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	36.1%
	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	17.1%
	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	13.5%
	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036	11.7%
California Value Municipal Income Trust	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	14.9%

		Approximate
		Percentage of
		Preferred Shares
		Owned on
Fund	Name and Address of Holder	May 5, 2011

	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	11.6%
	Wells Fargo Securities, LLC 301 S. College Street Charlotte, North Carolina 28288	6.2%
Pennsylvania Value Municipal Income Trust	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	33.1%
	Brigade Capital Management, LLC 399 Park Avenue, 16th Floor New York, New York 10022	14.0%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	11.7%
Advantage Municipal Income Trust II	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	14.9%
	JMB Capital Partners Master Fund L.P. c/o Smithwood Advisers, L.P. 1999 Avenue of the Stars, Suite 2040 Los Angeles, CA 90067	11.0%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	8.6%
Senior Income Trust	Citigroup, Inc. 399 Park Avenue New York, NY 10043	26.2%
	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	8.8%

Annex I

Board and Committee Meetings

Stub Fiscal Year ended February 28, 2011

			Audit	Brokerage and	Governance
		Board	Committee	Services Committee	Committee
Fund	Fiscal Year(*)	Meetings	Meetings	Meetings	Meetings

Advantage Municipal Income Trust II	10/31/10-2/28/11	2	2	1	1
California Value Municipal Income Trust	10/31/10-2/28/11	2	2	1	1
Massachusetts Value Municipal Income Trust	10/31/10-2/28/11	2	2	1	1
Municipal Opportunity Trust	10/31/10-2/28/11	2	2	1	1
Municipal Trust	10/31/10-2/28/11	2	2	1	1
Ohio Quality Municipal Trust	10/31/10-2/28/11	2	2	1	1
Pennsylvania Value Municipal Income Trust	10/31/10-2/28/11	2	2	1	1
Select Sector Municipal Trust	10/31/10-2/28/11	2	2	1	1
Trust for Insured Municipals	10/31/10-2/28/11	2	2	1	1
Trust for Investment Grade Municipals	10/31/10-2/28/11	2	2	1	1
Trust for Investment Grade New Jersey Municipals	10/31/10-2/28/11	2	2	1	1
Trust for Investment Grade New York Municipals	10/31/10-2/28/11	2	2	1	1
Senior Income Trust	7/31/10-2/28/11	4	3	2	3
Bond Fund	6/30/10-2/28/11	4	3	2	3
Dynamic Credit Opportunities Fund	7/31/10-2/28/11	4	3	2	3
High Income Trust II	12/31/10-2/28/11	1	1	0	0

(*)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

I-1

Fiscal Year ended 2010

			Audit	Brokerage and	Governance
		Board	Committee	Services Committee	Committee
Fund	Fiscal Year End(*)	Meetings	Meetings	Meetings	Meetings

Advantage Municipal Income Trust II	10/31/10	9	4	4	3
California Value Municipal Income Trust	10/31/10	9	4	4	3
Massachusetts Value Municipal Income Trust	10/31/10	9	4	4	3
Municipal Opportunity Trust	10/31/10	9	4	4	3
Municipal Trust	10/31/10	9	4	4	3
Ohio Quality Municipal Trust	10/31/10	9	4	4	3
Pennsylvania Value Municipal Income Trust	10/31/10	9	4	4	3
Select Sector Municipal Trust	10/31/10	9	4	4	3
Trust for Insured Municipals	10/31/10	9	4	4	3
Trust for Investment Grade Municipals	10/31/10	9	4	4	3
Trust for Investment Grade New Jersey Municipals	10/31/10	9	4	4	3
Trust for Investment Grade New York Municipals	10/31/10	9	4	4	3
Senior Income Trust	7/31/10	12	4	4	2
Bond Fund	6/30/10	12	4	4	2
Dynamic Credit Opportunities Fund	7/31/10	12	4	4	2
High Income Trust II	12/31/10	8	4	4	4

(*)	Effective February 28, 2011, the fiscal year end of each Fund was changed to February 28th.

I-2

Invesco 11 Greenway Plaza Houston, Texas 77046-1173 www.invesco.com/us

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

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Please detach at perforation before mailing.

INVESCO VAN KAMPEN XXXXXXX (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2011

XXXXXX SHARES

The undersigned holder of XXXXX Shares of Invesco Van Kampen XXXXXXXXXXX hereby appoints Colin D. Meadows, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on June 17, 2011, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the XXXX Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Joint Proxy Statement for the Meeting to be held on June 17, 2011.
VOTE VIA THE INTERNET:
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PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
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Important Notice Regarding the Availability of Proxy Materials for the Invesco Van Kampen XXXXXX
Meeting of Shareholders to Be Held on June 17, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/IVK22576

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: ■

Election of Trustees — The Board of Trustees recommends a vote FOR all the nominees listed:

1.	Election of XXXXX Trustees of XXXXX Shares:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. XXXXXX	02. XXXXXXX	03. XXXXXXXX	☐	☐	☐

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